Exhibit 10.6

LOCK-UP AGREEMENT

This lock-up agreement (this “Agreement”) is dated as of [•], 2023, by and between Biodexa Pharmaceuticals PLC, a public limited company organized under the laws of England and Wales (“Biodexa”), and the undersigned stockholder (the “Holder”). Each of Biodexa and the Holder may be referred to herein as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to such terms in the License Agreement (as defined below).

RECITALS

WHEREAS, prior to the execution of this Agreement, Biodexa and Melior Pharmaceuticals I, Inc., a Delaware corporation, have entered into a License Agreement (as amended or modified from time to time in accordance with the terms of such agreement, the “License Agreement”);

WHEREAS, as a result of the consummation of the transactions contemplated by the License Agreement, among other things, the Holder will receive Lock-Up Shares (as defined below); and

WHEREAS, the Parties desire to set forth their agreement with respect to certain matters, in each case, in accordance with the terms and conditions of this Agreement with respect to the Lock-Up Shares received by the Holder pursuant to the License Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I
Lock-Up

Section 1.1       Lock-Up.

(a)      The Holder shall not Transfer, or make a public announcement of any intention to effect such Transfer, of any Lock-Up Shares Beneficially Owned or otherwise held by the Holder during the Lock-Up Period; provided, that such prohibition shall not apply to Transfers permitted pursuant to Section 1.2 and Section 1.3. The “Lock-Up Period” shall be the period commencing on the date of this Agreement and ending on the date that is the earlier of (i) 90 days following the effectiveness of the Resale Registration Statement, and (ii) 180 days after the date of this Agreement. The term “Lock-Up Shares” means, collectively, the ADS and Pre-Funded Warrants received by the Holder pursuant to the License Agreement or any agreement thereunder.

(b)      During the Lock-Up Period, any purported Transfer of Lock-Up Shares other than in accordance with this Agreement shall be null and void, and Biodexa shall refuse to recognize any such Transfer for any purpose.

(c)      The Holder acknowledges and agrees that, notwithstanding anything to the contrary herein, ADS Beneficially Owned by the Holder shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Authority, including all applicable holding periods under the Securities Act and other rules of the SEC.

Section 1.2      Permitted Transfers. Notwithstanding anything to the contrary contained in this Agreement, during the Lock-Up Period, the Holder may Transfer, without the consent of Biodexa, any of its Lock-Up Shares to (a) any of its Permitted Transferees, upon written notice to Biodexa or (b) (i) a bona fide charitable organization, upon written notice to Biodexa; (ii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iii) in the case of an individual, pursuant to a qualified domestic relations order; (iv) in the case of an entity, Transfers by virtue of the laws of the jurisdiction of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; (v) pursuant to transactions of ADS or other securities convertible into or exercisable or exchangeable for ADS acquired in open market transactions after the Closing; (vi) pursuant to the exercise of any options or warrants to purchase ADS (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis); and (vii) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of Biodexa’s stockholders having the right to exchange their ADS for cash, securities or other property subsequent to the date hereof; provided, that in connection with any Transfer of such Lock-Up Shares pursuant to clause (b) above, (x) the restrictions and obligations contained in Section 1.1 and this Section 1.2 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares, and (y) the Transferee of such Lock-Up Shares shall have no rights under this Agreement, unless, for the avoidance of doubt, such Transferee is a Permitted Transferee in accordance with this Agreement. Any Transferee of Lock-Up Shares who is a Permitted Transferee of the Transferor or a Transferee pursuant to clause (b) above pursuant to this Section 1.2 shall be required, at the time of and as a condition to such Transfer, to become a party to this Agreement by executing and delivering a joinder in the form attached to this Agreement as Exhibit A, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of this Agreement.

Section 1.3       Leak-Out. Notwithstanding anything to the contrary contained in this Agreement, during the Lock-Up Period following the effectiveness of the Resale Registration Statement, the Holder may Transfer, without the consent of Biodexa, any of its Lock-Up Shares in an amount representing up to, when measured at any given point on any Trading Day during the Lock-Up Period following the effectiveness of the Resale Registration Statement (any such date, a “Date of Determination”), 5.5% of the cumulative trading volume of the ADSs for such date (which cumulative trading volume shall include pre-market, market and post-market trading volume for such date) as reported by Bloomberg, LP (“Leak-Out Percentage”); provided that, for purposes of clarity, the Leak-Out Percentage of the cumulative trading volume of the ADSs on the applicable Date of Determination applies at each moment during such Date of Determination; provided further that, if during the Lock-Up Period following the effectiveness of the Resale Registration Statement, the price per ADS as reported by Bloomberg, LP equals or exceeds 150% of the Offering Price, such Holder may Transfer, without the consent of Biodexa, any of its Lock-Up Shares for so long as, and only for so long as, the price per ADS as reported by Bloomberg, LP equals or exceeds 150% of the Offering Price.

Section 1.4       Definitions. As used in this Agreement, the following terms shall have the following meanings:

“ADS” means American Depositary Shares of Biodexa issued pursuant to the Deposit Agreement (as defined in the License Agreement), each representing 400 Biodexa Ordinary Shares.

“Affiliate” shall have the meaning set forth in the License Agreement; provided that no Party shall be deemed an Affiliate of Biodexa for purposes of this Agreement.

“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act; provided, that, a Transfer with respect to any Equity Securities shall, for purposes of this Agreement, mean that the Transferor no longer Beneficially Owns such Equity Securities (except, for the avoidance of doubt, for any Transfer to Permitted Transferees or with respect to pledges or encumbrances which do not Transfer economic risk). “Beneficially Owns,” “Beneficially Owned,” and “Beneficial Ownership” shall have correlative meanings.

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“Biodexa Ordinary Shares” means the ordinary shares of Biodexa, nominal value £0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Equity Securities” means, with respect to any Person, all of the shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock awards, restricted stock units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.

“Family Member” means with respect to any Person, a spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such Person or any trust created for the benefit of such Person or of which any of the foregoing is a beneficiary.

“Offering Price” means the offering price per Class A Unit (as defined in the Financing Registration Statement); it being understood and agreed that the “Offering Price” shall be adjusted from time to time for stock splits, stock dividends, stock combinations, exchanges, recapitalizations, exchange ratio adjustments and other similar events with respect to the ADS that occur on and after the effectiveness of the Financing Registration Statement.

“Permitted Transferee” means with respect to any Person, (a) any Family Member of such Person and (b) any Affiliate of such Person (including any partner, limited partner, stockholder, shareholder, member controlling or under common control with such Person and Affiliated investment fund or vehicle) of such Person, but excluding any Affiliate under this clause (b) who operates or engages in a business which competes with the business of Biodexa or its subsidiaries and any portfolio company.

“Pre-Funded Warrants” has the meaning set forth in the Form F-1 Registration Statement filed by Biodexa with the SEC on October 6, 2023, as amended.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Biodexa Ordinary Shares and/or ADSs are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer” means, when used as a noun, any voluntary or involuntary, direct or indirect, transfer, sale, pledge, hedge, encumbrance, or hypothecation or other disposition (whether by operation of law or otherwise), contract or legally binding agreement to undertake any of the foregoing, by the Transferor and, when used as a verb, the Transferor voluntarily or involuntarily, directly or indirectly, transfers, sells, pledges, hedges, encumbers or hypothecates or otherwise disposes of (whether by operation of law or otherwise), contracts or agrees (in a legally binding manner) to do any of the foregoing, including, in each case, (a) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.

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ARTICLE II
Miscellaneous

Section 2.1       Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 2.1):

if to Biodexa, to:

Biodexa Pharmaceuticals PLC

1 Caspian Point, Caspian Way

Cardiff CF10 4DQ, UK

Attention: Stephen Stamp, Chief Executive Officer

Email: stephen.stamp@biodexapharma.com

with a copy (which shall not constitute notice) to:

Orrick, Herrington & Sutcliffe LLP

Columbia Center

1152 15th Street, N.W.

Washington, D.C. 20005-1706

United States

Attention: David Schulman

Email: dschulman@orrick.com

if to the Holder, to the address set forth on the signature page of the Holder hereto.

Section 2.2       Termination. The Holder’s obligations under this Agreement shall terminate concurrently with the termination of the Lock-Up Period.

Section 2.3       Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 2.4       Entire Agreement. This Agreement, together with Exhibit A to this Agreement, the License Agreement, and all other documents required in connection with the transactions contemplated hereby and thereby, constitute the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

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Section 2.5       Successors and Assigns.

(a)       Except as otherwise permitted hereunder, the Holder may not assign such Holder’s rights or obligations under this Agreement, in whole or in part, without the prior written consent of Biodexa. Any such assignee may not again assign those rights, other than in accordance with this Section 2.5(a). Any attempted assignment of rights or obligations in violation of this Section 2.5(a) shall be null and void.

(b)      This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

Section 2.6       No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 2.7       Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each of the Parties. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by each of the Parties. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 2.8       Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)       This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

(b)    ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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(c)       EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 2.8.

Section 2.9      Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 2.10      Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, Biodexa and the Holder have duly executed this Agreement as of the date first written above.

BIODEXA:

BIODEXA PHARMACEUTICALS PLC

By:
Name: Stephen Stamp
Title: Chief Executive Officer

[Signature Page - Lock-Up Agreement]

IN WITNESS WHEREOF, Biodexa and the Holder have duly executed this Agreement as of the date first written above.

HOLDER:

Name:

Address:

___________________

___________________

___________________

Email: ___________________

[Signature Page - Lock-Up Agreement]

Exhibit A

Form of Joinder

This Joinder (this “Joinder”) to the Lock-Up Agreement (each as defined below), made as of               , is between         (“Transferor”) and                 (“Transferee”).

WHEREAS, as of the date hereof, Transferee is acquiring         Equity Securities (the “Acquired Interests”) from Transferor;

WHEREAS, Transferor is a party to that certain Lock-Up Agreement, dated as of [____], 2023, by and between Biodexa Pharmaceuticals PLC (“Biodexa”) and Transferor (the “Lock-Up Agreement”); and

WHEREAS, Transferee is required, at the time of and as a condition to such Transfer, to become a party to the Lock-Up Agreement by executing and delivering this Joinder, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Lock-Up Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the Parties hereto agree as follows:

Section 1.1       Definitions. To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Lock-Up Agreement.

Section 1.2       Acquisition. The Transferor hereby Transfers to the Transferee all of the Acquired Interests.

Section 1.3       Joinder. Transferee hereby acknowledges and agrees that (a) such Transferee has received and read the Lock-Up Agreement, (b) such Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Lock-Up Agreement, and (c) such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Lock-Up Agreement.

Section 1.4       Notice. Any notice, request, demand, waiver or other communications under the Lock-Up Agreement to Transferee shall be given to Transferee at the address set forth on the signature page hereto in accordance with Section 2.1 of the Lock-Up Agreement.

Section 1.5       Governing Law. This Joinder shall be governed by and construed in accordance with the law of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters (including Actions related hereto), including matters of validity, construction, effect, performance and remedies.

Section 1.6       Counterparts. This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail shall be as effective as delivery of a manually executed counterpart of the Agreement. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document, will be disregarded in determining a Party’s intent or the effectiveness of such signature.

IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the parties as of the date first above written.

[TRANSFEROR]

By:
Name:
Title:

[TRANSFEEE]

By:
Name:
Title:

Address for notices:

___________________

___________________

___________________

[Signature Page to Joinder]